Legg Mason

SPECIAL INVESTMENT TRUST, INC.

ANNUAL REPORT TO SHAREHOLDERS March 31, 2003 Institutional Class

To Our Shareholders,

   As the table on page 2 indicates, in the quarter and fiscal year ended March 31, 2003, Special Investment Trust Institutional Class shares outperformed each of the comparative indices against which we measure the Fund’s performance. On an absolute basis, however, the shares had losses of 1.0% in the quarter and 13.9% in the fiscal year. Since March 31, share values have rebounded. As this letter is written on May 1, net asset value per Institutional Class share has risen 10.1% since March 31, from $32.47 to $35.75.

   Beginning on page 2, Lisa Rapuano, Special Investment Trust’s portfolio manager, comments on the investment outlook and a number of securities owned by the Fund.

   PricewaterhouseCoopers LLP, independent accountants for the Fund, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2003, are included in this report.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

May 1, 2003

Portfolio Manager’s Comments
First Quarter 2003

Legg Mason Special Investment Trust, Inc.

   The cumulative results of our Fund for the year ended March 31, 2003, were as follows:

	Three	One	Three	Five	Since
	Months	Year	Years	Years	InceptionG

Special Investment Trust Institutional ClassA	-0.95%	-13.91%	-16.47%	+28.00%	+186.51

Lipper Mid-Cap Core FundsB	-3.51%	-23.89%	-24.11%	+3.52%	+114.83
Russell Mid-Cap IndexC	-2.37%	-21.50%	-24.06%	-1.79%	+127.54
S&P Mid-Cap 400 IndexD	-4.44%	-23.45%	-15.33%	+17.45%	+171.64
Russell 2000 IndexE	-4.49%	-26.96%	-29.51%	-18.96%	+67.71
S&P 500 Stock Composite IndexF	-3.15%	-24.76%	-40.93%	-17.47%	+115.31

   We had good performance for the quarter, resulting in a full year that outperformed all relevant comparative indices by a wide margin. Our three year performance modestly trails the S&P Mid-Cap 400 Index; however, we beat every other relevant index — the Russell Mid-Cap Index, the S&P 500 Index of larger companies, the Russell 2000 Index of smaller companies, and our peer group of mid-cap core funds (as measured by Lipper) — over all of these time periods.

   In an effort to continue to provide our shareholders with relevant comparative index information, we added the Russell Mid-Cap Index to our performance comparison this quarter. This index is similar to the S&P Mid-Cap 400 Index. It is comprised of a group of companies with market caps above $1 billion but below $10 billion — the range in which we predominantly invest. The philosophies of Russell and S&P are slightly different, however. Russell takes all companies in the market and divides them into indices based on market cap size. They include all companies appropriate to the range, ignoring other fundamental characteristics of the company. S&P, on the other hand, proactively selects the companies for their indices, basing selections not only on market capitalization, but also on liquidity, profitability, and their committee’s assessment of the quality of the company. The S&P 400 has been the single best performing broad-based index for several years, but recently the Russell Mid-Cap Index has begun to outpace the S&P 400. Both indices are reasonable comparisons for our Fund.

   While we are happy and proud to have had such good relative performance, especially over such a long period, it is not exactly something to celebrate when the absolute returns for the last three years have been negative. For the first time in a very long time, however, the environment appears to be slightly less horrible. We tend to look at the world through the lens of our individual investments and the companies we are evaluating for investment. While we don’t see broad-based signs of returning revenue growth, yet, we have started to hear our companies talk about stabilization. There are also some spots of very good fundamental performance in our portfolio, some of it very gratifying for us as analysts and very rewarding to our shareholders. Our top three holdings demonstrate some of the positive fundamental performance we are seeing: Amazon.com’s revenue growth has accelerated, cash flow is very strong, and profits are ahead of our expected timeline; Wellpoint Health Networks has continued to outperform in revenue growth and cost containment, leading to very strong earnings and expected earnings; and Nextel’s subscribers have grown faster than their competitors, cash flow has been nicely positive, and they have reduced debt

A	Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not indicate future performance.

B	Average of the 305 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

C	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 34.9% of the total market capitalization of the Russell 1000 Index.

D	A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

E	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

F	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

G	The inception date of the Special Investment Trust Institutional Class is December 1, 1994. Index returns are for periods beginning November 30, 1994.

Portfolio Manager’s Comments — Continued

on their balance sheet to a much more manageable level. Not every company in the portfolio is going strong, but these three examples are indicative of the improvement we are starting to see across the market now.

   We’ve also been encouraged more recently by many of our companies going through an evaluation of their incentive compensation structures to try to have a more performance-driven, realistic philosophy. While there is much work to be done here — to undo the cultures of entitlement and shareholder-hostile pay programs such as excessive and dilutive stock option grants — many more companies are asking for guidance in creating structures that will work to enhance returns for shareholders and reward employees over the long term. We believe that a company’s actions with regard to pay, options, and corporate governance are critical factors to evaluate in separating good managements from bad.

   Despite signs of improvement like these, we are in an environment where people have become accustomed to putting everything in a negative light. Even positive information is being ignored or given very little weight in the decision process by the market, in our opinion. One can see this in the daily press, where the standard financial article tends to emphasize what could go wrong, and never what could go right. Even in the case of undeniably positive information, the “spin” is that it is likely unsustainable, or that the market is valuing this positive development way too high. Just as people lost sight of the ability for good things to deteriorate in 2000, we think people are losing sight of the possibility for bad things to get better in 2003 and beyond.

   For the fiscal year, our top three performers were companies with one thing in common: at some point in the past two years, the conventional wisdom was that these companies would go out of business. Two of these companies are discussed above — Nextel, up 148.9%, and Amazon.com, up 82.0%. The third was Level 3 Communications, up 44.9% for the year. Level 3 was considered to be part of the dreaded “new era” thinking and to not be able to survive with its high level of debt and the crashing telecommunications market. All three had competitive advantages that were enduring enough to pull them through tough times, and all three had managements which focused on execution, saving them from even coming close to the dire straits predicted by others.

   We also had good performance from less high profile companies in the portfolio. Our two positions in managed health care did very well, with Wellpoint Health Networks up 20.5% and Anthem up 15.1%. Additionally, our position in trash hauler Republic Services was up 6.2%. These companies are not as controversial as the three highlighted, but are representative of many of the core holdings of the portfolio.

   There were also bad performers in the portfolio, of course. In a year that the S&P 400 Mid-Cap Index was down 23.5%, two of our holdings in the financial sector had issues with insufficient capital. These were the worst performers, with AmeriCredit down 91.3% and UnumProvident down 63.9%. The high leverage inherent in any financial company’s model can cause problems to be greatly magnified, and this is what happened with these two companies. Other holdings that detracted from our performance were Cell Genesys, down 56.4%, and CNET Networks, down 54.2%.

   We bought one new position in the first calendar quarter and sold two. Our sales were BJ’s Wholesale and Calpine. The sale of BJ’s is unusual for us because we have owned the position for only two quarters. In the September shareholder report, we talked about BJ’s high returns on invested capital and defensible competitive position as part of our justification for the purchase. Unfortunately, after our purchase BJ’s management changed its outlook and strategy in a manner we thought very extreme, such that margins would be permanently lower. With the lower margins, the company no longer would generate a high return on capital, and we thought the evidence was leaning toward a much weaker competitive position than we had initially believed existed. We may be as wrong about the sale as we were about the purchase, but the fundamental thesis we had was proven wholly incorrect, so we moved on. Calpine was a holding we had also evaluated incorrectly, and we used the rally in the stock price to liquidate what had become a very small position.

   Our purchase was Tenet Healthcare, a hospital company. Tenet’s business was helped significantly in the past by what are called Medicare outlier payments, garnering higher reimbursement rates for special circumstances. However, Tenet’s use of this type of payments appears to have been far too aggressive. As this came to light, the stock fell from $50 to under $15 and earnings estimates began to fall. Additionally, the SEC became concerned about the accounting of the company. The company’s responses to the issues have been admirable, and though the uncertainty of the situation is high, we believe they are addressing the outlier payments and the accounting issues very aggressively. They have also been credible in improving corporate governance and accountability to shareholders as they face these challenges. We think the stock price has fallen to a level that more than discounts the issues, and believe that after adjusting for outliers, assuming a settlement cost for the SEC issues and bringing profitability and growth down, Tenet has a solid core business, a strong balance sheet and will generate good free cash flow and earnings. We think the stock price undervalues the business currently because of the uncertainty.

   We look forward to another year of searching for undervalued companies to benefit our shareholders. As always, we welcome your comments and questions and thank you for your support.

Lisa O. Rapuano, CFA

April 28, 2003

DJIA 8471.61

Performance Information
Legg Mason Special Investment Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of March 31, 2003

   The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 2003, for the Russell Mid-Cap IndexA and S&P 500 Stock Composite IndexB are shown in the table below.

   The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

   Total returns as of March 31, 2003, were as follows:

			S&P 500
	Special	Russell	Stock
	Investment	Mid-Cap	Composite
	Trust	Index	Index

Average Annual Total Return
Institutional Class:
One Year	-13.91%	-21.50%	-24.76%
Five Years	+5.06%	-0.36%	-3.77%
Life of ClassC	+13.47%	+10.37%	+9.64%

Cumulative Total Return
Institutional Class:
One Year	-13.91%	-21.50%	-24.76%
Five Years	+28.00%	-1.79%	-17.47%
Life of ClassC	+186.51%	+127.54%	+115.31%

A	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 34.9% of the total market capitalization of the Russell 1000 Index.

B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

C	Special Investment Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

Performance Comparison of a $1,000,000 Investment as of March 31, 2003

   The following graph compares the Fund’s total returns to the Russell Mid-Cap and the S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-13.91%	-13.91%
Five Years	+28.00%	+5.06%
Life of Class†	+186.51%	+13.47%

† Inception date: December 1, 1994.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

D	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 34.9% of the total market capitalization of the Russell 1000 Index. Index returns are for the periods beginning November 30, 1994.

E	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for the periods beginning November 30, 1994.

Performance Information — Continued

Selected Portfolio PerformanceF

Strongest performers for the year ended March 31, 2003G

1.	Nextel Communications, Inc.	+148.9%
2.	Amazon.com, Inc.	+82.0%
3.	Level 3 Communications, Inc.	+44.9%
4.	Amazon.com, Inc., Cv., 4.75%, due 2/1/09	+36.0%
5.	Wellpoint Health Networks Inc.	+20.5%
6.	Anthem, Inc.	+15.1%
7.	Republic Services, Inc.	+6.2%

Weakest performers for the year ended December 31, 2001B

1.	AmeriCredit Corp.	-91.3%
2.	UnumProvident Corporation	-63.9%
3.	Cell Genesys, Inc.	-56.4%
4.	CNET Networks, Inc.	-54.2%
5.	AOL Time Warner Inc.	-54.1%
6.	Research In Motion Limited	-53.0%
7.	WPP Group plc	-52.5%

Portfolio Changes

Securities added during the 1st quarter 2003

Tenet Healthcare Corporation

Securities sold during the 1st quarter 2003

BJ’s Wholesale Club, Inc.
Calpine Corporation

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

G	Securities held for the entire year.

Statement of Net Assets
March 31, 2003
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

	Shares/Par	Value

Common Stock and Equity Interests — 89.0%

Consumer Discretionary — 21.5%
Hotels, Restaurants and Leisure — 3.4%
Mandalay Resort Group	2,500	$68,900	A

Internet and Catalog Retail — 11.3%
Amazon.com, Inc.	5,200	135,356	A
USA Interactive	3,600	96,444	A

		231,800

Media — 5.0%
AOL Time Warner Inc.	1,673	18,169	A
The Interpublic Group of Companies, Inc.	4,570	42,498
WPP Group plc	8,027	43,229

		103,896

Multiline Retail — 1.8%
Big Lots, Inc.	3,375	37,969	A

Financials — 15.7%
Banks — 5.3%
Banknorth Group, Inc.	1,600	34,896
Sovereign Bancorp Inc.	3,600	49,860
UnionBanCal Corporation	608	23,975

		108,731

Diversified Financials — 4.8%
AmeriCredit Corp.	4,000	13,200	A
Providian Financial Corporation	13,000	85,280	A

		98,480

Insurance — 5.6%
Radian Group Inc.	2,500	83,450
UnumProvident Corporation	3,300	32,340

		115,790

Health Care — 14.1%
Biotechnology — 0.8%
Cell Genesys, Inc.	2,100	15,519	A,B

Health Care Providers and Services — 13.3%
Anthem, Inc.	630	41,738	A
Caremark Rx, Inc.	4,700	85,305	A
Tenet Healthcare Corporation	1,500	25,050	A
Wellpoint Health Networks Inc.	1,600	122,800	A

		274,893

Statement of Net Assets — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Industrials — 10.1%
Commercial Services and Supplies — 10.1%
Ceridian Corporation	3,000	$41,940	A
Manpower Inc.	1,601	47,838
Republic Services, Inc.	5,100	101,184	A
Sabre Holdings Corporation	1,150	18,296	A

		209,258

Information Technology — 14.4%
Communications Equipment — 1.5%
Research In Motion Limited	2,300	30,015	A

Internet Software and Services — 1.6%
CNET Networks, Inc.	13,000	32,630	A,B

IT Consulting and Services — 5.3%
Accenture Ltd.	2,737	42,428	A
Acxiom Corporation	4,000	67,320	A

		109,748

Software — 6.0%
Amdocs Limited	1,614	21,429	A
Sybase, Inc.	5,179	67,072	A,B
Symantec Corporation	895	35,066	A

		123,567

Telecommunication Services — 13.2%
Diversified Telecommunication Services — 6.7%
Broadwing Inc.	15,000	60,000	A,B
Level 3 Communications, Inc.	15,225	78,563	A

		138,563

Wireless Telecommunication Services — 6.5%
Nextel Communications, Inc.	10,000	133,900	A

Total Common Stock and Equity Interests (Identified Cost — $1,552,534)		1,833,659

Corporate and Other Bonds — 8.7%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09	$115,000	96,169
Level 3 Communications, Inc., Cv., 9%, due 7/15/12	50,000	82,479

Total Corporate and Other Bonds (Identified Cost — $125,080)		178,648

Repurchase Agreements — 2.3%

Goldman Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $23,683 on 4/1/03 (Collateral: $22,835 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $24,182)	23,682	23,682

	Shares/Par	Value

Repurchase Agreements — Continued

State Street Bank & Trust Company 1.3%, dated 3/31/03, to be repurchased at $23,683 on 4/1/03 (Collateral: $23,575 Sallie Mae notes, 3.15%, due 10/24/03, value $24,157)	23,682	$23,682

Total Repurchase Agreements (Identified Cost — $47,364)		47,364

Total Investments — 100.0% (Identified Cost — $1,724,978)		2,059,671
Other Assets Less Liabilities — N.M.		(719)

Net assets consist of:
Accumulated paid-in capital applicable to: 67,230 Primary Class shares outstanding	$1,669,012
2,788 Institutional Class shares outstanding	76,011
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(20,788)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	334,717

Net assets — 100.0%		$2,058,952

Net asset value per share:

Primary Class		$29.28

Institutional Class		$32.47

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2003, the total market value of Affiliated Companies was $175,221, and the identified cost was $297,480.

N.M. — Not meaningful.

See notes to financial statements.

Statement of Operations
For the Year Ended March 31, 2003
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

Investment Income:

Dividends:
Affiliated companies	$—
Other securities	5,391	A
Interest	13,475

Total income			$18,866

Expenses:

Investment advisory fee	15,067
Distribution and service fees	20,357	B
Audit and legal fees	112
Custodian fee	390
Directors’ fees and expenses	28
Registration fees	31
Reports to shareholders	212
Transfer agent and shareholder servicing expense:
Primary Class	1,323
Institutional Class	18
Other expenses	418

	37,956
Less: Expenses reimbursed by adviser	(60)
Reimbursements by third parties	(123	)B

Total expenses, net of reimbursements			37,773

Net Investment Income/(Loss)			(18,907)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency transactions	(20,789	) C
Change in unrealized appreciation/ (depreciation) of investments and foreign currency translations	(333,042)

Net Realized and Unrealized Gain/(Loss) on Investments			(353,831)

Change in Net Assets Resulting From Operations			$(372,738)

A	Net of foreign taxes withheld of $64.

B	See Note 1 to financial statements.

C	Includes $12,593 of realized loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

	For the Years Ended March 31,

	2003	2002

Change in Net Assets:

Net investment income/(loss)	$(18,907)	$(21,691)

Net realized gain/(loss) on investments and foreign currency transactions	(20,789)	83,443

Change in unrealized appreciation/ (depreciation) of investments and foreign currency translations	(333,042)	270,467

Change in net assets resulting from operations	(372,738)	332,219

Distributions to shareholders:
From net realized gain on investments:
Primary Class	(80,281)	(65,177)
Institutional Class	(3,202)	(2,918)
Change in net assets from Fund share transactions:
Primary Class	26,339	37,156
Institutional Class	4,482	(8,480)

Change in net assets	(425,400)	292,800

Net Assets:

Beginning of year	2,484,352	2,191,552

End of year	$2,058,952	$2,484,352

Undistributed net investment income/(loss)	$—	$—

See notes to financial statements.

Financial Highlights
Legg Mason Special Investment Trust, Inc.

   Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

	Years Ended March 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$39.05	$34.35	$42.91	$40.51	$37.12

Investment operations:
Net investment income/(loss)	.04	.05	.04	(.19)	.03
Net realized and unrealized gain/(loss) on investments	(5.42)	5.65	(7.08)	10.63	6.02

Total from investment operations	(5.38)	5.70	(7.04)	10.44	6.05

Distributions:
From net realized gain on investments	(1.20)	(1.00)	(1.52)	(8.04)	(2.66)

Total distributions	(1.20)	(1.00)	(1.52)	(8.04)	(2.66)

Net asset value, end of year	$32.47	$39.05	$34.35	$42.91	$40.51

Ratios/supplemental data:
Total return	(13.91)%	16.69%	(16.86)%	29.85%	18.01%
Expenses to average net assets	.78%	.76%	.75%	.75%	.78%
Net investment income/(loss) to average net assets	.1%	.1%	.1%	(.2)%	.1%
Portfolio turnover rate	18.5%	36.6%	36.7%	29.3%	47.8%
Net assets, end of year (in thousands)	$90,532	$103,741	$99,958	$122,078	$71,492

See notes to financial statements.

Notes to Financial Statements
Legg Mason Special Investment Trust, Inc.
(Amounts in Thousands)

1. Significant Accounting Policies:

   The Legg Mason Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

   The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are generally valued using the amortized cost method, which approximates current market value.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2003, there were no receivables for securities sold or payables for securities purchased by the Fund.

   For the year ended March 31, 2003, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales

$392,889	$504,624

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Notes to Financial Statements — Continued

Reimbursements by Third Parties

   The Fund has entered into a directed brokerage agreement with State Street Bank, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. During the year ended March 31, 2003, these payments amounted to $123 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

   Distributions during the years ended March 31, 2003 and 2002, were characterized as follows for tax purposes:

	For the Years Ended
	March 31,

	2003	2002

Long-term capital gains	$83,483	$68,095

Total distributions	$83,483	$68,095

   Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended March 31, 2003, realized capital and currency losses of $9,642 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until the fiscal year ending March 31, 2004.

   The tax basis components of net assets at March 31, 2003, were as follows:

Unrealized appreciation	$604,848
Unrealized depreciation	(270,131)

Net unrealized appreciation/ (depreciation)	334,717
Capital loss carryforwards	(11,146)
Post-October loss push and other loss deferrals	(9,642)
Paid-in capital	1,745,023

Net assets	$2,058,952

   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of March 31, 2003, the Fund had capital loss carryforwards in the amount of $11,146, which expire in 2010.

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/ tax differences. For the year ended March 31, 2003, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$18,907
Accumulated realized gain/(loss)	44
Paid-in capital	(18,951)

   At March 31, 2003, the cost of investments for federal income tax purposes was $1,724,978.

3. Transactions With Affiliates:

   The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. (“LMFM”). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets.

   The Fund’s agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors. The following chart shows the audit and directors’ expenses reimbursed, annual advisory fee rates and advisory fees payable for the Fund:

		Year Ended	At
		March 31, 2003	March 31, 2003

		Expenses	Advisory
Advisory Fee	Asset Breakpoint	Reimbursed	Fee Payable

1.00%	$0–$100 million	$60	$1,196
0.75%	$100 million–$1 billion
0.65%	in excess of $1 billion

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA’s services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2003, LMFA received $1,063 for such services.

   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the Fund’s distributor. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund’s Primary Class’s average daily net assets, computed daily and payable monthly as follows:

		At March 31, 2003

Distribution	Service	Distribution and Service
Fee	Fee	Fees Payable

0.75%	0.25%	$1,630

   The Fund paid $17 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2003.

   LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $406 for the year ended March 31, 2003.

   LMFM, LMFA, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Notes to Financial Statements — Continued

4. Transactions With Affiliated Companies:

   An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2003, of companies that are or were affiliated were as follows:

		Purchased		Sold
	Value at					Dividend	Value at	Realized
	3/31/02	Cost	Shares	Cost	Shares	Income	3/31/03	Gain/(Loss)

Acxiom Corporation	$85,700	$—	—	$(29,933)	(1,000)	$—	$—	$(12,593	) A
Broadwing Inc.	—	26,070	6,100	—	—	—	60,000	—
Cell Genesys, Inc.	35,595	—	—	—	—	—	15,519	—
CNET Networks, Inc.	—	27,521	7,471	—	—	—	32,630	—
Sybase, Inc.	90,482	—	—	—	—	—	67,072	—

	$211,777	$53,591	13,571	$(29,933)	(1,000)	$—	$175,221	$(12,593)

5. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the year ended March 31, 2003, the Fund made no borrowings under the Credit Agreement.

6. Fund Share Transactions:

   At March 31, 2003, there were 100,000 shares authorized at $.001 par value for the Primary Class and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

			Reinvestment
	Sold		of Distributions

	Shares	Amount	Shares	Amount

— Primary Class
Year Ended March 31, 2003	9,290	$280,383	2,532	$78,070
Year Ended March 31, 2002	7,506	246,827	1,837	63,422
— Institutional Class
Year Ended March 31, 2003	316	$10,413	92	$3,127
Year Ended March 31, 2002	344	12,637	77	2,873

	Repurchased		Net Change

	Shares	Amount	Shares	Amount

— Primary Class
Year Ended March 31, 2003	(11,238)	$(332,114)	584	$26,339
Year Ended March 31, 2002	(8,417)	(273,093)	926	37,156
— Institutional Class
Year Ended March 31, 2003	(277)	$(9,058)	131	$4,482
Year Ended March 31, 2002	(674)	(23,990)	(253)	(8,480)

A	As a result of the Fund reducing its investment in this security, the company is no longer an affiliated company.

Report of Independent Accountants

To the Board of Directors and Institutional Class Shareholders of
Legg Mason Special Investment Trust, Inc.:

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (hereafter referred to as the “Fund”) at March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 30, 2003

Special Meetings of Shareholders

   Special Meetings of Shareholders of the Fund were held on October 30, 2002, and November 26, 2002, at which the following actions were taken:

   Proposal 1: To elect a Board of Directors:

	Affirmative	Withheld

John F. Curley, Jr.	37,374	1,191
Mark R. Fetting	37,334	1,231
Richard G. Gilmore	37,311	1,254
Arnold L. Lehman	37,325	1,240
Robin J.W. Masters	37,309	1,256
Jill E. McGovern	37,359	1,206
Arthur S. Mehlman	37,314	1,251
G. Peter O’Brien	37,383	1,182
S. Ford Rowan	37,394	1,171

				Broker
	Affirmative	Against	Abstain	Non-Vote

Proposal 2: To modify the fundamental investment restrictions on:

a) borrowing money	35,950	1,273	1,282	60
b) underwriting securities	35,950	1,273	1,282	60
c) lending	35,950	1,273	1,282	60
d) issuing senior securities	35,950	1,273	1,282	60
e) real estate investments	35,950	1,273	1,282	60
f) investing in commodities	35,950	1,273	1,282	60
g) industry concentration	35,950	1,273	1,282	60
h) diversification	35,950	1,273	1,282	60
j) short sales	35,950	1,273	1,282	60
k) margin transactions	35,950	1,273	1,282	60

Proposal 3: To change the investment objective from fundamental to nonfundamental:	34,456	2,238	1,811	60

Proposal 4: To amend and restate the Articles of Incorporation:	35,666	1,150	1,689	60

Directors and Officers

   The table below provides information about the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time	Number of	Directorships	Principal Occupation(s)
Name and Age	Funds	ServedA	Legg Mason Funds Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORS:

Gilmore, Richard G. Age 75	Director	Since 1990	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Trustee of Pacor Settlement Trust, Inc. since 1990. Formerly: Director of CSS Industries, Inc. (diversified holding company that makes seasonal decorative products); Senior Vice President, Chief Financial Officer and Director of PECO Energy Co., Inc. (now Exelon Corporation).

Lehman, Arnold L. Age 58	Director	Since 1985	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Age 47	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Director of The Family Learning Centre (non-profit) since 1996; Director of Bermuda SMARTRISK (nonprofit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1995-2000).

McGovern, Jill E. Age 58	Director	Since 1989	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Age 61	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Director of Maryland Business Roundtable for Education (nonprofit); Director of University of Maryland Foundation (non-profit); Director of University of Maryland College Park Foundation (nonprofit) since 1998. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Age 57	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 18 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios); Director of Renaissance Capital Greenwich Funds.	Trustee of Colgate University and President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time	Number of	Directorships	Principal Occupation(s)
Name and Age	Funds	ServedA	Legg Mason Funds Overseen	Held	During the Past Five Years

Rowan, S. Ford Age 59	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Consultant, Rowan & Blewitt Inc. (management consulting); Adjunct Professor, George Washington University since 2000; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

INTERESTED DIRECTORS:

Curley, John F., Jr.B Age 63	Chairman and Director	Since 1985	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director and/or officer of various Legg Mason affiliates. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser).

Fetting, Mark R.B Age 48	President and Director	Since 2001	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios).	Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Duffy, Marc R. C Age 45	Vice President and Secretary	Since 2000	Vice President and Secretary of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Secretary of Legg Mason Fund Adviser, Inc. since 2000; Associate General Counsel of Legg Mason Wood Walker, Incorporated since 1999. Formerly: Senior Associate, Kirkpatrick & Lockhart LLP (1996-1999); Senior Counsel, Securities and Exchange Commission, Division of Investment Management (1989-1995).

Karpinski, Marie K.C Age 54	Vice President and Treasurer	Since 1985	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President of Legg Mason Wood Walker, Incorporated; Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

A	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

B	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund.

C	Officers of the Fund are interested persons (as defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST
BY CALLING 1-800-822-5544.

Investment Adviser

Legg Mason Funds Management, Inc. Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Richard G. Gilmore Arnold L. Lehman Robin J. W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan

Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

Custodian

State Street Bank & Trust Company Boston, MA

Counsel

Kirkpatrick & Lockhart LLP Washington, DC

Independent Accountants

PricewaterhouseCoopers LLP Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc. • Member SIPC

100 Light Street

P.O. Box 1476, Baltimore, MD 21203-1476
410 • 539 • 0000

5/03